UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 19, 2012 (March 13, 2012)

ALLOS THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-29815	54-1655029
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

11080 CirclePoint Road, Suite 200 Westminster, Colorado	80020
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (303) 426-6262

Not applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 — Matters Related to Accountants and Financial Statements

Item 4.02.         Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

In May 2011, Allos Therapeutics, Inc. (the “Company”) entered into a strategic collaboration agreement (the “Mundipharma Collaboration Agreement”) with Mundipharma International Corporation Limited (“Mundipharma”), pursuant to which the parties agreed to collaborate in the development of FOLOTYN according to a mutually agreed-upon development plan, as updated by the parties from time to time. Under the Mundipharma Collaboration Agreement, the Company retains full commercialization rights for FOLOTYN in the United States and Canada, and Mundipharma is granted exclusive development and commercialization rights to FOLOTYN in all other countries in the world.

The staff of the Securities and Exchange Commission (the “Staff”), as part of the Staff’s review of issuers’ periodic reports, is currently reviewing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2010 and the Company’s Quarterly Report on Form 10-Q for the fiscal quarter ended September 30, 2011 (the “Staff Review”).  The Staff Review primarily relates to the Company’s accounting treatment for the Mundipharma arrangement.

The Company initially reported license and other revenue related to the Mundipharma arrangement of $28.1 million and $1.0 million for the quarterly periods ending June 30, 2011 and September 30, 2011, respectively.  The Company initially reported deferred revenue related to the Mundipharma arrangement of $22.0 million and $21.3 million as of June 30, 2011 and September 30, 2011, respectively.  These amounts were included in the Company’s previously issued unaudited interim financial statements for the quarterly periods ended June 30, 2011 and September 30, 2011 (collectively, the “Q2 and Q3 2011 Interim Financial Statements”), as applicable.  The Q2 and Q3 2011 Interim Financial Statements were contained in the Company’s Quarterly Reports on Form 10-Q for the quarterly periods ended June 30, 2011 and September 30, 2011 (together, the “Q2 and Q3 2011 Quarterly Reports”).

The Company is reexamining the appropriate accounting treatment for the Mundipharma arrangement based on the criteria set forth in Accounting Standards Codification (ASC) 605-25, which governs the recognition of revenue from multiple element arrangements.  This new accounting guidance was adopted by the Company effective January 1, 2011. The Company currently expects the Staff Review to result in a change in the Company’s accounting treatment for the Mundipharma arrangement and a restatement of the Q2 and Q3 2011 Interim Financial Statements.  Such restatement would affect the Company’s previously reported license and other revenue, operating loss, loss before income taxes, net loss, net loss per share and deferred revenue for the quarterly periods ended June 30, 2011 and September 30, 2011, but would have no effect on the Company’s cash balance, net product sales, operating costs and expenses, cash flow from operating activities or total assets for such periods.  Due to the complexity of the accounting issues involved and the ongoing nature of the Staff Review, the Company is unable at this time to provide a reasonable quantitative estimate of the potential amount of any such restatements.

Further due to the complexity of the accounting issues involved and the ongoing nature of the Staff Review, the Company believes that it is in the best interests of stockholders to attempt to resolve the Staff’s comments prior to filing the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2011 (the “2011 Form 10-K”).  As a result, on March 15, 2012, the Company filed a Form 12b-25 reporting that it was unable to file the 2011 Form 10-K by the prescribed due date of March 15, 2012 without unreasonable effort or expense.  The Company will continue to work to resolve all of the Staff’s comments and file the 2011 Form 10-K as soon as practicable, and in any event within the fifteen day extension period provided under Rule 12b-25 under the Securities Exchange Act of 1934, as amended.

The Company currently expects to restate the Q2 and Q3 2011 Interim Financial Statements in the 2011 Annual Report through expanded disclosure of selected quarterly financial data describing the restatement and its impact. As a result, on March 13, 2012, the Company’s management, with the concurrence of the audit committee of the Company’s board of directors (the “Audit Committee”), determined that the Q2 and Q3 2011 Interim Financial Statements should no longer be relied upon.  Therefore, the Company cautions investors that certain information contained in the Q2 and Q3 2011 Quarterly Reports, specifically the Q2 and Q3 2011 Interim Financial Statements and the information derived therefrom, including any earnings releases or other communications relating to the Company’s financial performance during those periods, should no longer be relied upon.  Further, because the Company did not identify the potential change in the accounting treatment related to the Mundipharma arrangement until after the issuance of the Company’s earnings release for the fourth quarter and year ended December 31, 2011, the information set forth in such earnings release does not reflect the impact of the potential change in accounting treatment.  As a result, the license and other revenue, operating loss, loss before income taxes, net loss, net loss per share and deferred revenue information for the fourth quarter and year ended December 31, 2011 set forth in such earnings release should not be relied upon.  The Company does not expect its financial guidance for 2012, as issued in the earnings release for the fourth quarter and year ended December 31, 2011, to change as a result of the anticipated restatement.

Management and the Audit Committee have discussed the matters described herein with Ernst & Young LLP, the Company’s independent registered public accounting firm.

Forward-Looking Statements

This report contains forward-looking statements that are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995.  Terminology such as “may,” “will,” “should,” “expects,” “intends,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “projects,” “potential,” “continue,” and other similar terminology or the negative of these terms, are intended to identify such forward-looking statements, but their absence does not mean that a particular statement is not forward-looking.  Such forward-looking statements include statements regarding:  the Company’s expectations regarding restatement of certain portions of its financial statements; the periods that are expected to be impacted by such restatement; the timing of filing of the 2011 Annual Report; and the type and extent of adjustments expected to be reflected in such restated financial statements.  These statements are not guarantees of future performance, involve risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate.  Among the factors that could cause actual results to differ materially from those indicated in the forward-looking statements is the risk that the Company, the Audit Committee and/or the Company’s independent registered public accounting firm could reach further and different conclusions concerning matters related to the Company’s financial statements as a result of resolution of the Staff comments or otherwise.  In any forward-looking statement in which the Company expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The Company cautions investors not to place undue reliance on the forward-looking statements contained herein. All forward-looking statements are based on information currently available to the Company on the date hereof, and the Company undertakes no obligation to revise or update these forward-looking statements to reflect events or circumstances after the date of this presentation, except as required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 19, 2012

ALLOS THERAPEUTICS, INC.

	By:	/s/ David C. Clark
David C. Clark
	Its:	Vice President, Finance and Treasurer